                                                                   Exhibit 10.28



                              [VIRAGE LOGIC LOGO]



                            VIRAGE LOGIC CORPORATION
                                FY2002 EXECUTIVE
                           VARIABLE INCENTIVE PAY PLAN

                                TABLE OF CONTENTS

SECTION 1:  POLICIES & PRACTICES.........................................................................3

   PURPOSE...............................................................................................3
   PREVIOUS PLANS........................................................................................3
   ELIGIBILITY SCOPE.....................................................................................3
   PARTICIPATION TARGETS.................................................................................3
   ENROLLMENT............................................................................................4
   NEW HIRES.............................................................................................4
   INTERNAL TRANSFERS....................................................................................4
   PROMOTION OUTSIDE FOCAL...............................................................................4
   PLAN METRICS..........................................................................................4
   PLAN CHANGES..........................................................................................4
   REORGANIZATIONS.......................................................................................4
   PAYMENT CYCLES........................................................................................4
   VIP CALCULATIONS......................................................................................5
   TERMINATIONS- VOLUNTARY AND INVOLUNTARY...............................................................5
   LEAVES OF ABSENCE-MEDICAL/FAMILY/PERSONAL/SABBATICAL..................................................5
   COMMUNICATION.........................................................................................5
   EXCEPTIONS............................................................................................6
   PLAN AMENDMENTS.......................................................................................6

SECTION 2:  VARIABLE INCENTIVE PAY PLANS.................................................................7

   VIRAGE LOGIC CORPORATE EXECUTIVE PAY PLAN.............................................................7
   APPENDIX "A"       VIP ENROLLMENT SHEET...............................................................9
   CHANGE RECORD - EXEC VIP PLANS.......................................................................10

Section 1: Policies & Practices

PURPOSE

        To enhance shareholder value by promoting strong linkages between employee contributions and company performance.

        To provide a variable pay plan that directly supports the achievement of company annual business objectives.

PREVIOUS PLANS

        Virage Logic Variable Incentive Pay Plan in effect prior to the FY2002 plan does not apply to results achieved in FY2002.

ELIGIBILITY SCOPE

        The following exempt job types with pay grades equal to or higher than E06 with managing positions are eligible to participate in the FY2002 Virage Logic Variable Incentive Pay Plan:

        E09 President, VP's
        E08 Directors
        E07 Managers
        E06 Employees with managing positions


        Participants may NOT be enrolled in more than one plan at a time.

        Participants must be employed as of the plan payout date with a performance rating of New in Job, Consistently Meets Peer Performance, or Consistently Exceeds Peer Performance to be eligible for payout. Employees on Performance Improvement Plans as of the plan payout date are not eligible for VIP payout.

        - State and Federal taxes are withheld at the supplemental rate

        - 401(k) contributions are deducted, if applicable.


PARTICIPATION TARGETS

        PAY LEVEL                                      REQUIRED/OPTIONAL
        ---------                                      -----------------
        E06 with managing positions                         Required
        E07                                                 Required
        E08                                                 Required
        E09-E10                                             Required

ENROLLMENT

        Annual enrollment is completed at the beginning of the Fiscal Plan year. If there is no enrollment sheet on file with Corporate Compensation by December 31, 2001 for the FY2002 plan, no portion of the variable component will be paid for FY2002 performance.

        All new VIP participants as of the Focal will be enrolled effective April 2002. An enrollment sheet for new participants must be completed and forwarded to compensation within 30 days of the Focal effective date.

        Any increase in participation level at Focal will be effective April 1, 2002 and does not require a new enrollment form.

NEW HIRES

        New employees with VIP participation as part of the hire offer will be eligible effective the first day of the new quarter following effective date of hire. An enrollment sheet must be completed and forwarded to compensation within 30 days of the hire date.

INTERNAL TRANSFERS

        Not-applicable

PROMOTION OUTSIDE FOCAL

        When promoted from a non-eligible pay level to a pay level eligible for VIP, VIP (if elected by the manager when optional) is effective the first day of the new quarter following the promotion effective date. A new enrollment sheet must be completed and forwarded to compensation within 30 days of the promotion date.

PLAN METRICS

        All annual VIP targets are set by executive management, and are subject to change during the plan year.

PLAN CHANGES

        In the event of a material change to an existing plan (to be determined by the Corporate Compensation Committee), the plan administrator will coordinate distribution of new plans and enrollment forms to the affected participants.

REORGANIZATIONS

        The Corporate Compensation Committee will make the final decision regarding plan changes due to reorganizations.

PAYMENT CYCLES

        Quarterly VIP payouts are paid by the end of the proceeding month following the end of the fiscal quarter.

VIP CALCULATIONS

        Quarterly VIP payouts are calculated based on individual target dollars and achievement of plan objectives. Individual target dollars are determined on an ongoing basis throughout the plan year. If individual base pay or quarterly VIP percentage changes, quarterly target dollars change. The VIP Plan is intended to recognize group performance. Individual payouts are non-discretionary below E09 (or equivalent) pay grade.

        Calculation Example:

                                               BASE       VIP                                              TARGET
        DATE            ACTION                 PAY        PERCENTAGE       CALCULATION                    DOLLARS
        --------------- ---------------------- ---------- ---------------- --------------------------  ---------------
        October 1       Plan Year Begins       100,000    15%              15,000 [divided by] 12 mo.       7,500
                                                                           X 6 mo.
        -------------------------------------- ---------- ---------------- --------------------------  ---------------
        April 1         Focal Pay Change       105,000    15%              15,750 [divided by] 12 mo.       3,938
                                                                           X 3 mo.
        -------------------------------------- ---------- ---------------- --------------------------  ---------------
        July 1          Promotion              130,000    25%              32,500 [divided by] 12 mo.       8,125
                                                                           X 3 mo.
        -------------------------------------- ---------- ---------------- --------------------------  ---------------
        TOTAL ANNUAL TARGET DOLLARS                                                                       $19,563
        -------------------------------------- ---------- ---------------- --------------------------  ---------------

        (CERTAIN ONE-TIME CHARGES MAY BE EXCLUDED. THE UNPLANNED FINANCIAL IMPACTS OF ACQUISITIONS AND DIVESTITURES WILL NOT BE INCLUDED FOR THE YEAR IN WHICH THEY WERE ACQUIRED. THE BOARD OF DIRECTORS WILL REVIEW QUARTERLY RESULTS TO ENSURE CONSISTENCY WITH BUSINESS EXPECTATIONS. THE CORPORATE COMPENSATION COMMITTEE WILL REVIEW PAYOUTS ON A SEMI-ANNUAL BASIS).

TERMINATIONS- VOLUNTARY AND INVOLUNTARY

        To be eligible for payout under any FY2002 VIP plan, the participant must be a Virage Logic employee, or an employee of a subsidiary or branch office of Virage Logic Corporation as of the payout date.

        In the event of an employee's death, participation in any VIP plan will continue for 30 days following the date of death, or the end of the plan year, whichever occurs first. Earned prorated VIP payments will be paid to the employee's estate after the end of the quarterly payout schedule.

LEAVES OF ABSENCE-MEDICAL/FAMILY/PERSONAL/SABBATICAL

        Before a personal leave begins, employees must use all accrued PTO hours until depleted. Once PTO hours are depleted, employees will be placed on an unpaid leave status. VIP payout calculations will include time charged to PTO. Quarterly VIP Payouts for employees with leaves of absence less than or equal to 90 days during FY2002 will not be prorated to exclude the leave of absence.

        Quarterly VIP payouts for employees with unpaid leaves of absence over 90 days in duration during FY2002 will be prorated to exclude the entire leave of absence.

COMMUNICATION

        VIP plan participation is communicated to participants by HR and the employees' manager at the beginning of the Plan year. Performance objectives are communicated to participants by the CFO and the Departmental Managers with approval of the CFO, as soon as the annual targets are finalized. The CFO on a quarterly basis communicates updates on progress toward objectives to participants.

EXCEPTIONS

        Unique situations that were not anticipated in this document may require an adjustment to variable compensation. The Corporate Compensation Committee must approve all exceptions.

PLAN AMENDMENTS

        This plan reflects company structure at time of plan approval. Virage Logic reserves the right to amend this plan at any time with reasonable notice.

ROLES

       Corporate Compensation Committee                     Plan Administrator

       Adam Kablanian                                         Natasha Narron
       Alex Shubat
       James R. Pekarsky

SECTION 2: VARIABLE INCENTIVE PAY PLANS

                         VIRAGE LOGIC EXECUTIVE PAY PLAN

PLAN TYPE:                 50% Revenue / 50% Operating Profit

PLAN YEAR:                 FY2002

PLAN PURPOSE:              The purpose of the Virage Logic VIP plan is to link employee contributions and company performance.

FY2002 ELIGIBILITY:        Employees in Pay Grades E06 (with managing positions) -- E09

PLAN METRIC:               Payout will be determined on achievement of corporate performance as measured by FY2002 planned revenue and operating profit each quarter of the fiscal year. Operating Profit Dollars will be adjusted for unusual accounting items (stock-based compensation charges, re-valuation of warrants) as directed by the Board of Directors.

REVENUE
PAYOUT TABLE:              Payout is based on the following table. Performance and payout above Plan is capped at 2X. The payout is interpolated; payout will be rounded to the nearest whole percent.  Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter  X  employee's VIP percentage  X payout %).


- PLAN IS CAPPED AT 2X PAYOUT

  SPECIAL NOTE: The minimum quarterly operating profit of 30% of target (excluding extra ordinary charges) must be met first to qualify for the minimum revenue payout at 76% of target.

OPERATING PROFIT
PAYOUT TABLE:              Payout is based on the following table. Performance and payout above Plan is capped at 2X. The payout is interpolated; payout will be rounded to the nearest whole percent.  Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter  X  employee's VIP percentage  X payout %).

                           * PLAN IS CAPPED AT 2X PAYOUT

SPECIAL NOTE: The minimum quarterly operating profit of 40% of target (excluding extraordinary charges) must be met first to qualify for the revenue accelerator otherwise the revenue payout caps at 100%.

APPENDIX "A"   VIP ENROLLMENT SHEET

               VIRAGE LOGIC CORPORATION FY2002
               VARIABLE COMPENSATION ENROLLMENT FORM

--------------------------------------------------------------------------------
(PLEASE CHECK APPROPRIATE BOX)
[ ] ANNUAL ENROLLMENT        [ ] PARTICIPANT NEW TO PLAN
--------------------------------------------------------------------------------

(PLEASE CHECK APPROPRIATE BOX)
--------------------------------------------------------------------------------
[ ] EXECUTIVE VARIABLE INCENTIVE PAY PLAN
[ ]
[ ]
--------------------------------------------------------------------------------

THIS ENROLLMENT FORM IS TO BE USED FOR ALL FY2002 COMPENSATION PLANS FOR THE GROUPS LISTED ABOVE. THIS FORM, COMBINED WITH A COPY OF THE VIRAGE LOGIC FY2002 VARIABLE INCENTIVE PAY PLAN AND A TARGET SUMMARY FROM THE FINANCE DEPARTMENT, PROVIDES THE INFORMATION NECESSARY TO UNDERSTAND THE FY2002 VARIABLE COMPENSATION EARNINGS OPPORTUNITIES.

All plans listed above share common eligibility requirements; see Section 1, Policies and Practices, FY2002 Variable Incentive Pay Plan. Plan specifics are listed in Section 2 of the Plan.

EMPLOYEE NAME:_____________________ LOCATION:_____________________________

EMPLOYEE #:________________________ MANAGER NAME: ________________________

PLAN # (See Plan)__________________ JOB TITLE:____________________________

PAY GRADE:_________________________ DATE OF HIRE:_________________________

--------------------------------------------------------------------------------
ANNUAL ENROLLMENT (FOR EXISTING VIP PARTICIPANT):
Percent participation as of 10-1-01: _______%

--------------------------------------------------------------------------------
NEW PARTICIPANT (FOR NEW HIRE, TRANSFER TO NEW PLAN, NEWLY ELIGIBLE (INCLUDES NEW ON VIP AT FOCAL AND PROMOTED TO VIP DURING YEAR)
Percent Participation:     __________________%  Effective Date*: _______________
--------------------------------------------------------------------------------
*EFFECTIVE DATE FOR NEW HIRES, TRANSFERS TO NEW PLAN, NEWLY ELIGIBLE (AT FOCAL/PROMO) IS FIRST OF MONTH FOLLOWING EVENT.

I have reviewed a copy of the FY2002 Virage Logic Executive Variable Incentive Pay Plan and understand my participation in the plan and the payout factors/targets that pertain to that plan. I also understand that this Plan is subject to change at the discretion of Virage Logic Corporation.

Employee: ______________________________________    Date: ____________________

Manager:  ______________________________________    Date: ____________________

CEO:   _________________________________________    Date: ____________________

CFO:  __________________________________________    Date: ____________________

CHANGE RECORD - EXEC VIP PLAN

        VERSION        DATE        DESCRIPTION OF REVISION
     -------------- ----------- ------------------------------------------------















     -------------- ----------- ------------------------------------------------